Condensed Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2015	Jun. 30, 2014	Jun. 30, 2015	Jun. 30, 2014
Net income	$ 26,315	$ 19,663	$ 48,344	$ 36,546
Other Comprehensive Income / (Loss):
Foreign currency translation gain	319	114	70	117
Total Comprehensive Income	$ 26,634	$ 19,777	$ 48,414	$ 36,663